UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 3, 2005

                        Selective Insurance Group, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

           New Jersey                  0-8641           22-2168890
           ----------                  ------           ----------
  (State or other jurisdiction      (Commission      (I.R.S. Employer
       of incorporation)            File Number)     Identification No.)

      40 Wantage Avenue, Branchville, New Jersey             07890
      ------------------------------------------             -----
      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code    (973) 948-3000

                                      n/a
                                      ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.

         On November 3, 2005, Selective Insurance Group, Inc. (the "Company") issued a press release announcing that the Company has completed its previously announced offering of $100 million aggregate principal amount of its 6.70% senior notes due 2035. The press release is attached hereto as Exhibit 99.1.


Item 9.01.    Financial Statements and Exhibits.

(c)  Exhibits

          99.1  Press Release dated November 3, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SELECTIVE INSURANCE GROUP, INC.
                                            (Registrant)


Date:  November 3, 2005                     By: /s/ Michael H. Lanza
                                               ------------------------------
                                            Name:   Michael H. Lanza, Esq.
                                            Title:  Senior Vice President,
                                                    General Counsel & Corporate
                                                    Secretary

                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated November 3, 2005.